Exhibit 21.1

The Company has the following subsidiaries:

Entity	Jurisdiction
BH Willowdale Manager, LLC	Delaware
C-1 Arbors, Inc.	Delaware
C-1 Cutter's Point, Inc.	Delaware
C-1 Eaglecrest, Inc.	Delaware
C-1 Silverbrook, Inc.	Delaware
FRBH Abbington SM, Inc.	Delaware
FRBH Abbington, LLC	Delaware
FRBH Arbors, LLC	Delaware
FRBH Beechwood SM, Inc.	Delaware
FRBH Beechwood, LLC	Delaware
FRBH C1 Residential, LLC	Delaware
FRBH Courtney Cove SM, Inc.	Delaware
FRBH Courtney Cove, LLC	Delaware
FRBH CP, LLC	Delaware
FRBH Duck Creek, LLC	Delaware
FRBH Eaglecrest, LLC	Delaware
FRBH Edgewater JV, LLC	Delaware
FRBH Edgewater Owner, LLC	Delaware
FRBH Edgewater SM, Inc.	Delaware
FRBH JAX-TPA, LLC	Delaware
FRBH Nashville Residential, LLC	Delaware
FRBH Regatta Bay, LLC	Delaware
FRBH Sabal Park SM, Inc.	Delaware
FRBH Sabal Park, LLC	Delaware
FRBH Silverbrook, LLC	Delaware
FRBH Timberglen, LLC	Delaware
FRBH Willow Grove SM, Inc.	Delaware
FRBH Willow Grove, LLC	Delaware
FRBH Woodbridge SM, Inc.	Delaware
FRBH Woodbridge, LLC	Delaware
Freedom C1 Residential, LLC	Delaware
Freedom Duck Creek, LLC	Delaware
Freedom Edgewater, LLC	Delaware
Freedom JAX-TPA Residential, LLC	Delaware
Freedom Miramar Apartments, LLC	Delaware
Freedom Willowdale, LLC	Delaware
HRT North Atlanta, LLC	Delaware
HRT Timber Creek, LLC	Delaware
HRTBH North Atlanta, LLC	Delaware
HRTBH Timber Creek, LLC Landmark at West Place, LLC LAT Briley Parkway, LLC	Delaware Delaware Delaware
NexPoint Residential Trust Operating Partnership GP, LLC	Delaware
NexPoint Residential Trust Operating Partnership, L.P.	Delaware

NXRT Abbington, LLC	Delaware
NXRT Atera II, LLC	Delaware
NXRT Atera, LLC	Delaware
NXRT AZ2, LLC	Delaware
NXRT Barrington Mill, LLC	Delaware
NXRT Bayberry, LLC NXRT Bella Solara, LLC NXRT Bella Solara Owner, LLC	Delaware Delaware Delaware
NXRT Bella Vista, LLC NXRT Bloom, LLC NXRT Bloom Owner, LLC	Delaware Delaware Delaware
NXRT Brandywine GP I, LLC	Delaware
NXRT Brandywine GP II, LLC	Delaware
NXRT Brandywine LP, LLC NXRT Brentwood, LLC NXRT Brentwood Owner, LLC	Delaware Delaware Delaware
NXRT Cedar Pointe Tenant, LLC	Texas
NXRT Cedar Pointe, LLC	Delaware
NXRT Cityview, LLC	Delaware
NXRT Cornerstone, LLC	Delaware
NXRT Crestmont, LLC	Delaware
NXRT Enclave, LLC NXRT Fairways at San Marcos, LLC	Delaware Delaware
NXRT Fairways at San Marcos Owner, LLC	Delaware
NXRT Glenview, LLC	Delaware
NXRT H2 TRS, LLC	Delaware
NXRT Heritage, LLC	Delaware
NXRT Hollister TRS, LLC	Delaware
NXRT Hollister, LLC	Delaware
NXRT High House, LLC	Delaware
NXRT Matthews, LLC	Delaware
NXRT Nashville Residential, LLC	Delaware
NXRT NLMF Member, LLC	Delaware
NXRT North Dallas 3, LLC	Delaware
NXRT Old Farm, LLC NXRT Pembroke, LLC NXRT Pembroke Owner, LLC	Delaware Delaware Delaware
NXRT PHX 3, LLC	Delaware
NXRT Radbourne Lake, LLC	Delaware
NXRT Rockledge, LLC	Delaware
NXRT Sabal Palms, LLC	Delaware
NXRT Six Forks, LLC	Delaware
NXRT SM, Inc.	Delaware
NXRT Steeplechase, LLC	Delaware
NXRT Stone Creek, LLC	Delaware
NXRT Summers Landing GP, LLC	Delaware
NXRT Summers Landing LP, LLC NXRT Torreyana, LLC NXRT Torreyana Owner, LLC	Delaware Delaware Delaware
NXRT Vanderbilt, LLC NXRT Verandas, LLC	Delaware Delaware
NXRT West Place, LLC	Delaware

NXRTBH AZ2, LLC	Delaware
NXRTBH Barrington Mill Owner, LLC	Delaware
NXRTBH Barrington Mill SM, Inc.	Delaware
NXRTBH Barrington Mill, LLC	Delaware
NXRTBH Bayberry, LLC	Delaware
NXRTBH Cityview, LLC	Delaware
NXRTBH Colonnade, LLC	Delaware
NXRTBH Cornerstone Owner, LLC	Delaware
NXRTBH Cornerstone SM, Inc.	Delaware
NXRTBH Cornerstone, LLC	Delaware
NXRTBH Dana Point SM, Inc.	Delaware
NXRTBH Dana Point, LLC	Delaware
NXRTBH Foothill SM, Inc.	Delaware
NXRTBH Foothill, LLC	Delaware
NXRTBH Heatherstone SM, Inc.	Delaware
NXRTBH Heatherstone, LLC	Delaware
NXRTBH Hollister Tenant, LLC	Texas
NXRTBH Hollister, LLC	Delaware
NXRTBH Madera SM, Inc.	Delaware
NXRTBH Madera, LLC	Delaware
NXRTBH McMillan, LLC	Delaware
NXRTBH North Dallas 3, LLC	Delaware
NXRTBH Old Farm II, LLC	Delaware
NXRTBH Old Farm Tenant, LLC	Delaware
NXRTBH Old Farm, LLC	Delaware
NXRTBH Radbourne Lake, LLC	Delaware
NXRTBH Rockledge, LLC	Delaware
NXRTBH Sabal Palms, LLC	Delaware
NXRTBH Steeplechase, LLC	Delaware
NXRTBH Stone Creek, LLC	Delaware
NXRTBH Vanderbilt, LLC	Delaware
NXRTBH Versailles SM, Inc.	Delaware
NXRTBH Versailles, LLC	Delaware
Pear Ridge Partners, LLC	Delaware
RTT Hollister, LLC	Texas
RTT Rockledge, LLC	Texas
SOF Brandywine I Owner, L.P.	Delaware
SOF Brandywine II Owner, L.P.	Delaware
SOF-X GS Owner, L.P.	Delaware